Reporting entity	12 Months Ended
Dec. 31, 2025
Disclosure Of Reporting Entity [Abstract]
Reporting entity
1	Reporting entity

(i)
ZIM Integrated Shipping Services Ltd. (hereinafter - the "Company" or "ZIM") and its subsidiaries (hereinafter - the "Group") and the Group’s interests in associates, operate in the field of cargo shipping and related services.

ZIM is a company incorporated in Israel, with limited liability. ZIM’s ordinary shares have been listed on the New York Stock Exchange (the “NYSE”) under the symbol “ZIM” on January 28, 2021. The address of the Company’s registered office is 9 Andrei Sakharov Street, Haifa, Israel.

Entry Into Agreement and Plan of Merger

On February 16, 2026, the Company entered into an Agreement and Plan of Merger, by and among the Company, Hapag-Lloyd AG, a shipping company incorporated under the laws of Germany (“Parent”), and Norazia (Israel) Ltd., a company organized under the laws of the State of Israel and a direct or indirect wholly owned Subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger and a wholly owned subsidiary of Parent. In connection with the Merger Agreement, Parent entered into a binding memorandum of understanding with FIMI Opportunity 7, L.P. and FIMI Israel Opportunity 7, Limited Partnership (together, “FIMI”), pursuant to which certain activities and related assets will be transferred to a new entity established by FIMI, that would assume the responsibilities related to the Special State Share, subject to the approval of the State of Israel (see also Note 12(b)).

The completion of the Merger is subject to certain conditions, including, among others, the approval of the Merger Agreement and the Merger at the Company Shareholders Meeting, obtaining the approval in connection with the Special State Share, and other regulatory approvals required.

Upon the completion of the merger, if completed, each issued and outstanding ordinary share of the Company, excluding the Special State Share, will automatically be converted into the right to receive $35.00 per share in cash, without interest (the “Merger Consideration”). At that time, the Company Shares will be delisted from the New York Stock Exchange and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(ii)	Financial position

(a)
The container shipping industry continues to be impacted by the supply and demand dynamics, as well as by uncertainties in the global trade, including the continuing disruption in the Red Sea, the changing, and sometimes escalating, trade barriers between the US and China and other countries, the implications of the ongoing armed conflicts between Russia and Ukraine and in the Middle-East and other geopolitical challenges. Furthermore, a recent US Supreme Court ruling determined that certain tariffs imposed by the Trump administration pursuant to the International Emergency Economic Powers Act are invalid, adding uncertainty and confusion to the business environment. These factors contribute to the continuing volatility in freight rates, charter rates and bunker prices. In addition, regulators in certain jurisdictions have increased their regulatory oversight activities over our industry.

In April 2025, the US administration declared its intention to impose new fees, as from mid-October 2025, on vessels calling ports in the US, which were built in China or are owned / operated by Chinese entities. On October 10, 2025, the Ministry of Transportation in China announced that special port charges would be imposed on US related vessels calling Chinese ports.  However, on October 25, 2025, following meetings held between the US and China administrations, both countries announced a mutual one-year suspension of these fees as from November 10, 2025.

In August 2025, the Turkish authorities adopted a new regulation prohibiting Israeli and Israel-related vessels from calling ports in Turkey, further to which the Company had to adjust its operations in certain trades.

Since October 2023, Israel has been subject to a prolonged war situation, including a direct armed conflict with Iran that concluded in June 2025, as well as a more recent armed conflict between Iran and the combined forces of the U.S. and Israel, which began on February 28, 2026, the outcome and implications of which (including, among other, volatility in bunker prices) remain uncertain. To date, this situation has had no material impact on the Company’s activities in Israel. However, those may be subject to temporary disruptions if this situation was to further escalate.

Since December 2023, many ocean carriers including the Company, paused their activities in the Red Sea, following attacks made against commercial vessels by armed organizations in Yemen. The Company continues to call ports in the Mediterranean Sea, as well as to operate services which previously crossed the Suez-canal, by re-routing its vessels around Africa. This disruption results in the extension of voyages duration, as well as leading to an increase in demand for vessel capacity, as additional vessels are operated in order to maintain the same frequency of services. The Company continues to monitor the situation and intends to resume its operations in the Red Sea when conditions permit.

Further to the above, during 2024 freight rates have experienced an overall increase, although decreases were observed during the second half of the year. During 2025, freight rates continued to experience an overall decrease, while demonstrating high level of volatility as certain markets reacted to announcements on tariffs issued by the U.S administration.

At each reporting date, the Company reviews the carrying amount of its operating assets and assesses them for impairment, or impairment reversal, when indications exist. In the fourth quarter of 2025 the Company recorded a partial impairment reversal in a total amount of US$ 137 million - see also Note 7 for further details of the Company’s analysis.

(b)	In September 2024, the Company entered into a long-term operational cooperation with Mediterranean Shipping Company (MSC), which was launched in February 2025, for a minimum period of three years.

According to this cooperation, the Company and MSC operate together six services on the Asia - US East Coast and Asia - US Gulf trades, enabling ZIM to provide its customers with extended port coverage and improved service quality, while achieving significant operational efficiencies.

Further to the abovementioned factors affecting the trade lanes within the scope of this partnership, the Company and MSC are actively leveraging their operational collaboration to constantly adjust the overall capacity being deployed on those services as dictated by market trends and demand.

The Company’s operational cooperation with the 2M alliance (Maersk and MSC), originally launched in 2018, covering services on the Asia - US East Coast and Asia - US Gulf trades, has ended in January 2025, further to the previously announced termination of the 2M alliance.

(c)	Charter agreements:

In April 2025, the Company entered into a series of long-term time charter agreements, with a company affiliated with the TMS Group, for ten 11,500 TEU liquefied natural gas (LNG) dual-fuel new-build container vessels. The vessels are scheduled to be delivered during the second half of 2027 and into 2028 and will be deployed across the Company’s various global trades. Pursuant to these agreements, the Company will charter the vessels for a period of twelve years, for a total aggregated commitment of approximately US$ 2.3 billion. In addition, and for each vessel, at the end of the initial twelve-year charter period, the Company has secured an option to either purchase the vessel or to extend the charter duration for an additional period of three years.

During the fourth quarter of 2025, the Company entered into several time‑charter agreements covering (i) twenty new‑build vessels with capacities ranging from 3,000 TEU to 5,000 TEU for charter periods of three to four years, each with extension options, and (ii) four vessels of 9,000 TEU capacity for charter periods of five years, also with extension options. The total aggregate contractual commitment under these agreements amounts to approximately US$ 1.1 billion. The vessels are scheduled to be delivered in 2027 and 2028 and will be deployed across the Company’s various global trades.

As of today, the Company has secured the future delivery of 41 vessels, including those under the abovementioned agreements (see also Note 26 – Commitments).

(d)
During the first quarter of 2025, the Company acquired two vessels which were operating in its fleet under prior charter arrangements. Out of the related consideration, an amount of US$ 52 million is presented in the cash flow statement as repayment of lease liabilities.

(e)	Dividends:

In April, June, September and December 2025, further to the approval of the Company’s Board of Directors, the Company distributed dividends in amounts of US$ 382 million, US$ 89 million, US$ 7 million and US$ 37 million, reflecting US$ 3.17, US$ 0.74, US$ 0.06 and US$ 0.31 per ordinary share, respectively.

In March 2026, the Company’s Board of Directors approved a dividend distribution of approximately US$ 0.88 per ordinary share (or approximately US$ 106 million, considering the number of ordinary shares outstanding as of December 31, 2025). The dividend is scheduled to be paid on March 26, 2026 to all holders of ordinary shares on record as of March 20, 2026.